Exhibit 99.1

Piper Jaffray 2006 Software & Business Services Symposium September 7, 2006

Forward-Looking Statements This presentation may contain forward-looking statements for the purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, including information regarding expected future financial and operating results, future enrollment levels, expected benefits to customers, expected inter-divisional opportunities, future capital requirements and capital expenditure levels, and expected technological and product developments. Forward-looking statements may involve known or unknown risks, uncertainties and other factors that may cause the company’s actual results and performance to differ materially from the Company’s outlook, including those risks discussed in the Company’s  Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 16, 2006. All forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation to update or revise any forward-looking statements to reflect any changes in the Company or other events occurring after such date. This presentation contains certain non-GAAP financial measures. A reconciliation of these financial measures to the comparable GAAP financial measures is provided in our quarterly earnings press releases available in the investor section of our website at www.ecollege.com.

eCollege – What We Do Product Engineering and Technology Division eLearning Division Datamark Enrollment Division eCollege Drive the profitable growth of our partners’ education programs with industry-leading information services along the student life-cycle

Long-Term Objectives Announced growth targets in 2005 Revenue – 20%+ per year Profit and free cash flow – 40%+ per year Completed long-term planning process in Q2 2006 eLearning revenue growth in the low to mid 20% range eLearning profit growth of 40% Recent shifts in customer spending have driven reassessment of Enrollment Division long-term plan Management has reaffirmed its commitment to achieving long-term targets and increasing shareholder value

eLearning Division

eLearning Division – Recent News Record Q2 2006 results Revenue of $13.2M – 32% growth Operating income of $5.4M – 45% growth Excellent enrollment growth Spring enrollments up 85% to 530,000 Summer enrollments expected to be up 67% to 280,000 Annualized revenue per client of $300K – 38% growth Strong Q2 sales, renewals and pipeline 10 new education partners – including 4 platinum (vs target of 1) Renewed all 3 top twenty customers up for renewal in 2006 Pipeline includes 15 platinum (2 uber) and 16 gold accounts eCollege.NExT Full migration to Microsoft .NET Customization, flexibility, internationalization To be implemented over the next 18 months

eLearning Division – Market Drivers: Demand for Online Degrees Source: Eduventures, 2006 Overview of Trends and Technologies in Higher Education, April 2006 7% of students are enrolled in fully online programs Online market share has more than tripled since 2001 By 2008, 1 in 10 students will study 100% online CAGR 2002-2007P 30% 0500,0001,000,0001,500,0002,000,0002002200320042005P2006P2007PUnique Student Enrollments in 100% Online Education 2002-2007P

Full Online Degree Programs Reaches Additional Students Hybrid Degree Programs Speeds Degree Completion Hybrid Course Offerings Improves Facilities Throughput Classroom Supplement Enhances Learning Experience eLearning Division – Enterprise Solution

eLearning Division – On-Demand vs. ASP On-Demand Instance A School A School B School C Multi-Tenant Single-Instance ASP Model Many Tenants Multi-Instance School A School B School C Instance A Instance B Instance C Superior Scalability, Performance, Economics

eLearning Division – Strong Customer Renewals 11/12 25/27 18/19 26/28 Top 60 3/3 10/10 7/7 7/7 Top 20 Q1 & Q2 2006 2005 2004 2003

eLearning Division – Strong and Growing Position in Large Online Degree Niche Fully online programs > 10,000 online enrollments = 45 161118eLearning ProspectseLearning CustomersOther

# eLearning Division – Growing Operating Leverage



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Dollars (in millions)
Q1 03
Q2 03
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Revenue
G&A
S&M
R&D
COGs

Slide 12

eCollege DATAMARK

# eLearning Division – Revenues


2003 – 2006
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Dollars (in millions)
Q1
Q2
Q3
Q4
2003
2004
2005
2006A
2006P

Slide 13

eCollege DATAMARK

eLearning Division – Continued Strong Revenue Growth Organic growth from existing clients New products to existing clients New clients CAGR enrollment growth 37% 2004 – 2009 Revenue Projections $100M 200420052006P2007P2008P2009P

Enrollment Division

Enrollment Division – Recent News Solid Q2 revenue results Revenue of $15.2M – 16% growth Media under management of $119M – 29% growth Q2 and year-to-go margins impacted by increased complexity and sophistication of direct mail Increased outsourcing costs, overtime, wastage Shift in expected customer spend impacted Q3&Q4 revenue projections Primarily direct mail and primarily isolated to a few customers Direct mail growth projections now 3% – 6% for Q3 versus 15% for Q1&Q2 New COO, Don Bailey Brings 35+ years of advertising management and agency experience Actively addressing operational issues

Enrollment Division – Turn-Around Plan Re-engineer direct mail processes Work flow Outsourcing strategy Assess product lines Pricing and profitability Implement quality initiatives Reduce wastage, overtime and excessive outsource costs Continue to improve sales processes Assess management structure and skills Rebuild long-term financial models

Enrollment Division – Market Drivers: Growth in Marketing Spend Source: Eduventures, For-Profit and Non-Profit Higher Education Segments, August 2006 Only Apollo Group, Concorde Career Colleges, COCO and Strayer Education publicly disclose marketing costs15%16%17%18%19%20%FY 2000FY 2001FY 2002FY 2003FY 2004Q1 2005Sales and Marketing Expense as Percentage of Revenues

Student Retention Starts Graduates Lead Conversion Shows Enrollments Set Appointments Make Contacts Lead Generation Leads Enrollment Division – The Enrollment Funnel 100% 91% ’05 Revenue 8% ’05 Revenue 1% ’05 Revenue X%

# Enrollment Division – Revenues



2003 – 2006
Dollars (in millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1
Q2
Q3
Q4
2003 2004 2005 2006A 2006P

Slide 20

eCollege DATAMARK

Financials

# Consolidated Revenues


2003 – 2006
Dollars (in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Q1
Q2
Q3
Q4
2003
2004
2005
2006A
2006P

2003 includes proforma results for Datamark

Slide 22

eCollege DATAMARK

# Consolidated EBITDA


2003 – 2006
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Dollars (in millions)
Q1
Q2
Q3
Q4
2003
2004
2005
2006A
2006P

2003 includes proforma results for Datamark

Slide 23

# Cash Versus Debt


2004 – 2006
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Dollars (in millions)
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06P
Q4 06P
Cash
Total Debt

Slide 24

eCollege DATAMARK

Does Current Stock Price Reflect Intrinsic Value?

Consolidated Q2 2006 LTM EBITDA - $23.2M


9%
17%
74%
eLearning
Interactive
Other Enrollment

ECLG Current Market Cap = $289 M

Market Cap / EBITDA ~ 12.5 x

- On-Demand Software ~ 29 x
- BBBB ~ 20 x
- Internet Marketing ~ 16 x
- Diversified Marketing Services ~ 8 x

- Allocates stock based compensation and bonus to divisions, and allocates remaining corporate expense based on percentage of revenue
- EBITDA multiples based on third party sources and market information

Slide 25

eCollege DATAMARK

Investor Highlights eCollege has: Strong sales growth Serves fast growing and relatively unpenetrated markets

Investor Highlights eCollege has: Strong sales growth Large barriers to entry At confluence of “On-Demand” computing and education industries A market leader and innovator with unique technology and support

Investor Highlights eCollege has: Strong sales growth Large barriers to entry Strong cash flow characteristics and balance sheet

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